UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

DAVIDsTEA Inc.
(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404

(Commission File Number)

5430 Ferrier, Town of Mount-Royal,
Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	DTEA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2023, DAVIDsTEA Inc., a corporation incorporated under the Canada Business Corporations Act (the “Company”), notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily delist its common shares, no par value per share (the “Common Shares”), from The Nasdaq Global Market.

As previously announced, on October 28 2022, the Company received a letter from Nasdaq (the “Letter”) notifying the Company that, for the past 30 consecutive business days, the closing bid price per share of its Common Shares was below the $1.00 minimum bid price requirement for continued listing on The Nasdaq Global Market, as required by Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). As a result, the Company was notified by Nasdaq that it was not in compliance with the Bid Price Rule. Nasdaq provided the Company with 180 calendar days, or until April 26, 2023, to regain compliance with the Bid Price Rule.

Since receipt of the Letter, the Company’s management has reviewed its options in order to regain compliance with Nasdaq’s listing rules. However, management believes that it will not be able to regain compliance by the required deadline as set forth in the Letter. As a result, after careful consideration, the Board has determined it is in the overall best interests of the Company to delist its common shares from Nasdaq.  The decision was made based on several factors, including the Board’s assessment of the probability of the Company regaining compliance with the continued Nasdaq listing requirements and an analysis of the benefits of continued Nasdaq listing weighed against the regulatory burden, management time commitment for compliance and reporting activities and significant costs associated with maintaining continued Nasdaq listing. The Company’s strategy, its operations and its ability to grow its business will not change as a result of the listing transfer to the TSX Venture Exchange.

The Company intends to file a Form 25  with the Securities and Exchange Commission (the “SEC”) on or about April 18, 2023. The purpose of the Form 25 filing is to effect the delisting from Nasdaq of the Common Shares and the deregistration of the Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects that the Common Shares will cease trading on Nasdaq at the close of trading on Friday, April 14, 2023 and the Form 25 filing will become effective on Monday, April 17, 2023. Upon the effectiveness of the Form 25 filing, the Company also intends to file, on April 17, 2023, a Form 15 with the SEC to suspend the Company’s duty to file reports under Sections 13(a) and 15(d) of the Exchange Act and to deregister its Common Shares under Section 12(b) of the Exchange Act.

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The Company anticipates that its Common Shares will be listed on the TXS Venture Exchange and commence trading on Monday, April 3, 2023 under the ticker symbol “DTEA”. The shares will trade on the TSX Venture Exchange in Canadian dollars. During a two-week interim period from Monday, April 3 to Friday, April 14, 2023, DAVIDsTEA will trade on both the TSX Venture Exchange and The Nasdaq Global Market..

This Current Report on Form 8-K includes statements that express certain opinions, expectations, beliefs, plans or assumptions regarding future events or future results and there are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). The following cautionary statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes”, “expects”, “may”, “will”, “should”, “approximately”, “intends”, “plans”, “estimates” or “anticipates” or, in each case, their negatives or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include statements regarding the expected timing and process for delisting the Common Shares and listing on the TSX Venture Exchange.

While the Company believes these opinions and expectations are based on reasonable assumptions, such forward-looking statements are inherently subject to risks, uncertainties and assumptions about the Company, including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022, filed with both the SEC and with the Autorité des marchés financiers, on April 29, 2022, in the Company’s Quarterly Report on Form 10-Q for the three-month period ended April 30, 2022, filed with the SEC on June 14, 2022, in the Company’s Quarterly Report on Form 10-Q for the three and six month periods ended July 30, 2022, filed with the SEC on September 13, 2022, and the Company’s Quarterly Report on Form 10-Q for the three and nine-month periods ended October 29, 2022, filed with the SEC on December 13, 2022.

These statements are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially-available relevant information. In light of these risks, uncertainties and assumptions, investors are cautioned not to unduly rely upon these statements.

Except as required under federal securities laws and the rules and regulations of the SEC, the Company does not have any intention to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

Item 7.01 Regulation FD Disclosure.

On March 27, 2023, the Company issued a press release announcing that the Common Shares will commence trading on the TSX Venture Exchange and its decision to voluntarily delist the Common Shares from The Nasdaq Global Market, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated March 27, 2023.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA INC.

Date: March 27, 2023	By:	/s/ Frank Zitella
	Name:	Frank Zitella
	Title:	President, Chief Financial and Operating Officer

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